                                                                   EXHIBIT 10.15

                                                         Integrator Number: 3622

                        GOVERNMENT INTEGRATOR AGREEMENT

     This Government Integrator Agreement ("Agreement") entered into this 5th day of May, 1995 is between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and CYBERSOURCE CORPORATION ("Government Integrator") having its principal place of business at 1050 Chestnut Street, Suite 201, Menlo Park, CA 94025. The parties hereby agree as follows:

1.      DEFINITIONS AND SCOPE

        1.1     GOVERNMENT INTEGRATOR AGREEMENT

This Agreement contains the general terms and conditions applicable for the sale and distribution of Products under the specific Government Integrator Program Agreement(s) which are attached to this Agreement.

        1.2     PROGRAM AGREEMENT

This Program Agreements identify the specific award (hereinafter referred to as the "Program"), terms and conditions and special pricing that are unique to that Program. The terms and conditions of this Agreement apply to each Program Agreement entered into hereunder. In the event of a dispute between the terms of this Agreement and the terms of a Program Agreement, the terms of the Program Agreement shall control. The terms, conditions and pricing are unique to the Program and are not interchangeable among other Programs under this Agreement or under any other agreements between MS and the Government Integrator. The Program Agreement for each Program will be incorporated herein as Exhibit A.

Each Program Agreement shall pertain only to the acquisition of certain Products specified herein, and only on behalf of specified agencies of the United States (U.S.) government ("Participating Agencies") which are identified therein. Government Integrator shall not use Products internally or distribute or otherwise transfer Products to any entity which owns, controls, is owned or controlled by, or under common ownership or control with the Government Integrator ("Government Integrator Affiliates") without the prior written consent of MS. For the purposes of this Agreement, an entity is "controlled" by another if that other company of legal entity, either directly or through its control of another company or legal entity; (i) holds the majority of voting rights in it; (ii) is a member of it and has the right to appoint or remove a majority of its board of directors; or (iii) is a member of it and controls alone or under an agreement with other shareholders or members, the majority of the voting rights in it.

Subject to the obligations to issue Reports, as hereinafter defined, and to pay for the Products, Government Integrator may make copies of the specific Products identified in a given Program Agreement and shall only deliver such copies to the applicable Participating Agencies under such Program Agreement. All copies of the Products made pursuant to this Section shall be true and complete copies, including all copyright and trademark notices. Government Integrator shall not make any copies of the Products, other than those copies that properly reported hereunder.



                Microsoft Confidential -- Disclosure Prohibited

Government Integrator's solicitation of new Programs shall be on such terms and conditions as agreed to by the parties and will only become effective upon signature of the Program Agreements by both parties. MS reserves the right to accept or reject in its sole discretion any proposed Program Agreement.

1.3     PARTICIPATING AGENCIES

An agency of the U.S. government may become a "Participating Agency" after it is identified as such in a Program Agreement. Government Integrator shall have complete discretion to establish with each Participating Agency the pricing and all other terms and conditions regarding Government Integrator's provision of Products and their associated license rights to Government Integrator's Participating Agencies provided that such terms are not in conflict with this Agreement, the applicable Program Agreement or the License Agreement. The negotiation of these terms between Government Integrator and its Participating Agencies shall not be subject to approval or review by MS in any way.

        1.4     Definitions

the following terms shall have the following definitions for purposes of this Agreement.

        "Government Integrator" is defined as the Government Integrator that signed this Government Integrator Agreement.

        "Effective Date" is defined as the date that this Agreement is signed and accepted by MS.

        "End User" is defined as the ultimate consumer of Product(s).

        "Financial Statement" is defined as a Balance Sheet as of the last day of the calendar quarter, and an Income Statement and Statement of Cash Flows for the quarter and year-to-date, prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). Any deviation from GAAF in the quarterly statements shall be clearly noted. These statements must be signed by an officer of Government Integrator as being representative of the books and accounts of Government Integrator.

        "MS" shall mean Microsoft Corporation.

        "Product(s)" is defined as the MS software as designated from time to time by MS which may be reproduced pursuant to a given Program Agreement.

        "Participating Agency(ies)" is defined as the specified agency(ies) of the United States government that are authorized to license Products under the Program.

        "Program" is defined as the specific bid or award by a Participating Agency in favor of Government Integrator.

        "Integrator Number" is defined as the number assigned by MS to a given Government Integrator Agreement.

        "Program Agreement Number" is defined as the number assigned by MS to a given Program Agreement.

        ""Program Agreement" is defined as the Government Integrator Program Agreement for a specific Program as agreed upon by MS and the Government Integrator, which Program Agreement shall be in the form provided by MS. A current copy of the form is attached hereto as Attachment A.

Microsoft 1965/1977 Channel Agreement
Government Integrator Agreement

        "Territory" is defined as the geographic boundaries of the United States of America, and any OCONUS (outside the continental US) locations as may be required for a Program.

2.      TERMS OF AGREEMENT

[*]


3.      PRICING SCHEDULES

Product prices for each Program are contained in each Program Agreement. The pricing schedules applicable to a specific Program of Participating Agency may not be interchanged among programs. All prices are exclusive of taxes, fees and duties.

4.      PAYMENT

        4.1     PAYMENT TERMS

[*]

        4.2     TAXES AND WITHHOLDINGS

                (a) Sales Tax

[*]

                (b) Withholding Taxes

[*]


[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.


                                                                               3

Microsoft 1965/1997 Channel Agreement
Government Integrator Agreement

[*]

     4.3  Credit Approval

[*]

5.   REPORTING AND DOCUMENTATION

     5.1  License Reporting

Government Integrator shall deliver to MS report information, via the format attached hereto as Exhibit B ("Report Format"), or such other format as MS shall specify from time to time in the future. Report information shall be itemized for each Program and shall be itemized for each Participating Agency under the Program. Such Report is due no later than the fifteenth (15th) day of each calendar month. Each such Report shall be sent to the following addresses:

Microsoft Corporation                   Microsoft Corporation
Dept. 551, One Microsoft Way            5335 Wisconsin Avenue
Redmond, WA 98052-6399                  Suite 600
Attn: Special Agreement Accounting      Attn: [*]
                                              Federal Contracts Manager

Following receipt of each such Report, MS shall invoice Government Integrator and Government Integrator shall be obligated to pay MS the fees set forth in the relevant Program Agreement for each unit indicated on the Report. The Government Integrator's invoice address is identified in each Program Agreement.

     5.2  Forecast Reporting

[*]

     5.3  Documentation and Audit Verification

[*]

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.
                                                                               4


Microsoft 1965/1997 Channel Agreements
Government Integrator Agreement
determine if audit verification is necessary. Government Integrator shall not unreasonably withhold such documentation. Any audit shall be performed by a nationally recognized accounting firm. Any errors detected by such an audit shall be promptly corrected by the Government Integrator and shall be promptly reflected in a revised Report. At the request of MS, the Government Integrator shall provide access to requested data. Any audit will be conducted during Government Integrator's normal business hours, in such a manner as to not unreasonably interfere with the Government Integrator's normal business services.

6.    MS OBLIGATIONS

      6.1     Delivery of Master Copies And Updates/Upgrades.

After execution of a Program Agreement, MS will provide master copies of the Products to be used by Government Integrator for purposes of replication and distribution as required by a Program Agreement. The master copies may only be for the Products specified in the given Program Agreement and distributed only to the authorized Participating Agencies. The master copies may not be used by the Government Integrator for its internal use or for any other purpose outside of the program Agreement. From time to time during the term of this Agreement, MS may provide Government Integrator with master copies containing upgraded copies of the Products covered by a Program Agreement(s). Such master copies are provided in order that Government Integrator may provide the Products and their associated license rights to the named Participating Agency on such pricing and payment terms and conditions as Government Integrator and the Participating Agency agree.

     6.2    MS Focal Point

For the duration of this Agreement, the MS focal point for matters are identified below, MS will promptly notify the Government Integrator of any changes to these focal points.

   Technical:                      [*]
   Address:                        Microsoft Corporation
                                   5335 Wisconsin Avenue NW
                                   Suite 600
                                   Washington, DC 20015
   Telephone Number:               (202) 895-2028
   Fax Number:                     (202) 364-8853

   Administrative and Financial:   Microsoft Corporation
   Address:                        5335 Wisconsin Avenue NW
                                   Suite 600
                                   Washington, DC 20015
                                   Attn.: Federal Contract Manager
   Telephone Number:               (202) 895-2157
   Fax Number:                     (202) 364-8853


     6.3    Product Support

The parties herein acknowledge and agree that any technical product support shall only be obtained through membership by Government Integrator in the MS Solution Provider Program. The TechNet CD and MSDN may be purchased separately from MS.

     7.    Government Integrator Obligations

     7.1    Government Integrator's Representations and Warranties


[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

In a manner satisfactory to MS and at the Government Integrator's sole expense, the Government Integrator hereby represents and warrants that:

        (a) It will use its reasonable efforts to employ a competent and aggressive sales and technical organization who shall be full time employees of the Government Integrator to service and support its Participating Agencies. Government Integrator will promptly inform the MS Focal Points identified in Paragraph 6.2 of any difficulties it encounters in servicing its Participating Agencies related to the Products:

        (b) It shall employ at least one (1) MS Certified Product (MCP) Specialist currently and at least two (2) MCPs within ninety
                (90) days of entering into this Agreement. If Government Integrator is a one person shop or has one technical person on staff, only one (1) MCP is required.

        (c)     It will not alter in any way or form the Products.

        (d) It will use its best efforts to comply with all of the terms of this Agreement, and it will promptly inform MS of any known or reasonably suspected violations by a Participating Agency of the terms and conditions of the Program Agreement. Products and/or applicable License Agreement.

        (e) It will use its best efforts to comply with all of the terms of this Agreement, and it will promptly inform MS of any known or reasonably suspected violations by a Participating Agency of the terms and conditions of the Program Agreement, Products and/or applicable License Agreement.

        (f) Integrator is required to provide a plan defining the method to track duplication and distribution of all Product copies made from the provided master copies. A plan is required within 30 days after execution of the Program Agreement to the Focal Point designated in Paragraph 6.2 and shall be approved by MS prior to the start of any replication. Approval shall not be unreasonably withheld. Such plan shall include but not be limited to the following:

        (i) Procedures to insure the safe keeping of all master copies in whatever media provided to the Government Integrator to prevent unauthorized duplication.

                (ii) Process(es) to track the number of duplications made to the ultimate end users. Specific Product, quantities and end users should be tracked.

                (iii) Verification of the tracking records with the Report furnished under Paragraphs 5.1 and 5.2 of Microsoft,

                (iv) Corrective action plans where duplication and tracking efforts are not in accordance with the terms of this Agreement.

                (v) Procedures and processes to monitor the installation of Products by a third party subcontractor and verify compliance by the third party subcontractor subcontractor of the applicable terms of this Agreement.


Microsoft 1943/1997 Channel Agreement                                          6
Government Integrator Agreement

        7.3     NO OTHER PRODUCT WARRANTIES BY GOVERNMENT INTEGRATOR

Neither Government Integrator nor any of its employees or agents shall have any right to make any other warranties or promises for the use of Products which are not contained in the License Agreement. Government Integrator may, however, make representations and give instructions for the use of the Products which are contained in the License Agreement, or End User documentation provided with the manual or M5 product literature denoted by a MS part number or authorized in writing by MS.

        7.3     PROGRAM ADMINISTRATOR

Government Integrator agrees to appoint focal points to serve as Government Integrator's Program Administrator(s) under this Agreement. These focal points may be for all of the Program Agreements or may be specific to a Program Agreement. Specific focal points are identified in each Program Agreement. Government Integrator agrees to promptly make the Program Administrator(s), as well as Government Integrator's other sales employees, available for training on he MS licensing policies related to such Products at such times and places as MS reasonably requests. The individual(s) appointed by Government Integrator as its Program Administrator(s) shall be an individual or individuals generally knowledgeable on MS products. The Program Administrator(s) shall be responsible for administering all of Government Integrator's requirements for Reporting to MS, for general administration of Government Integrator's Participating Agencies andf for working with the MS Account Manager (or local MS Contact) in regard to any problems relevant to a given Participating Agency. Since the functions of the Program Administrator(s) are technical and administrative in nature, two or more individuals may be appointed to perform the functions of the Program Administrator. Government Integrator shall provide MS with at least ten (10) days advance written notice of any change in the individual(s) serving as its Program Administrator(s).

Government Integrator's Program Administrator(s) shall be:

          Technical:    Ed Chen
            Address:    CyberSource Corporation
                        1050 Chestnut Street
                        Suite 201
                        Menlo Park, CA 94025


   Telephone Number:    415-462-5650
         Fax Number:    415-473-3066

     Administrative     KendallFargo
            Address:    CyberSource Corporation
                        1050 Chestnut Street
                        Suite 201
                        Menlo Park, CA 94025

   Telephone Number:    415-462-5650
         Fax Number:    415-473-3066

8.      LICENSE, TITLE AND TRADEMARK

        8.1     LICENSE AGREEMENT

Government Integrator acknowledges that the Product(s) are distributed to the Government Integrator and to the End User(s) subject to the terms of the applicable MS License Agreement, which is attached as Exhibit A to the Program Agreement, and shall become effective upon both parties' execution of a Program Agreement. Government Integrator shall make commercially reasonable efforts to prevent distribution of Product(s) to End Users who intend to copy or reproduce the Product(s) in violation of the MS License Agreement. Government Integrator shall use reasonable efforts to ensure that its employees are aware and that each Participating Agency and end consumers using the Products licensed to the Participating Agency are aware that the Products are licensed from MS and may only be used subject to the terms and conditions contained in the License Agreement. Before providing Products to any Participating Agency hereunder, Government Integrator will: (i) provide to that Participating Agency a copy of the sample License Agreement; and (ii) inform the Participating Agency that the terms and conditions contained in the License Agreement will apply to the Participating Agency's use of the licensed software. The Government Integrator shall provide the Notice of Software Purchase and Notice of Maintenance Purchase to all Participating Agencies and end users within he Agencies with provision of the license or maintenance. These Notices are contained in Exhibit B of the Program Agreement.

        8.2     U. S. GOVERNMENT RESTRICTED RIGHTS

For solicitations issued before December 1, 1995 by the United States of America, its agencies and/or instrumentalities (the "Government"), other than the Department of Defense, the use, duplication or disclosure of the software and documentation provided to the Government under this Agreement shall be subject to the RESTRICTED RIGHTS as set forth in subparagraph (c)(1) and (2) of the Rights in Technical Data and Computer Software clause at 48 CFR 52.227-19. For solicitations issued before September 29, 1995 by the Department of Defense, the use, duplication or disclosure of the software and documentation provided under this Agreement shall be subject to the RESTRICTED RIGHTS as set forth in subparagraphs (c)(1)(ii) of the Commercial Computer Software - Restricted Rights clause at 48 CFR 252.227-7013. For solicitations issued by the Government on or after December 1, 1995 and the Department of Defense on or after September 29, 1995, the only rights provided in the software and documentation provided herein shall be those contained in this Agreement. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399.

        8.3     USE OF TRADEMARKS

The appropriate trademark symbol (either "(TM)" of "(R)" in a superscript following the Product name) shall be used whenever a Product name is first mentioned, in any advertisement, brochure, or other material circulated or displayed by Government Integrator. MS's current trademark list is available upon request ("MS Marks" or "Marks"). Government Integrator shall not claim any right in the trademarks, copyrights or trade names owned, used or claimed by MS. Government Integrator shall not make any claim to the MS Marks or lodge any filings with respect to such Marks, or Marks confusingly similar to the Marks, whether on behalf of MS or in its own name or interest, without the prior written consent of MS.

9.      WARRANTY AND LIMITATION OF LIABILITY

                (a) MS WARRANTS ITS SOFTWARE PRODUCT(S) TO END USERS AS DEFINED IN THE WRITTEN LIMITED WARRANTY INCLUDED IN THE LICENSE AGREEMENT. ALL REPLACEMENT PRODUCT IS DELIVERED SUBJECT TO THE TERMS OF THE MS LIMITED PRODUCT WARRANTY. THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES,

EXPRESS OR IMPLIED, OR STATUTORY, INCLUDING IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON MS' PART.

            (b) NEITHER MS MOR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF ANY PRODUCTS WHICH ARE THE SUBJECT OF THIS AGREEMENT SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OR INABILITY TO USE ANY PRODUCT EVEN IF MS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

            (c) IN ANY CASE, THE LIABILITY OF MS (i) UNDER ANY PROVISION OF THIS AGREEMENT; (ii) FOR ANY DAMAGES CAUSED BY A PROGRAM DEFECT OR FAILURE IN ANY PRODUCT OR (iii) ARISING FROM A COURT OF PROPER JURISDICTION HOLDING ANY OF THE ABOVE WARRANTIES OR DISCLAIMERS OF WARRANTIES INADEQUATE OR INVALID SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY GOVERNMENT INTEGRATOR TO MS UNDER THIS AGREEMENT. MS' LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL OF MS' EXPENDITURES BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF CLAIMS OR SUITS AGAINST MORE THAN ONE PRODUCT LICENSED UNDER THIS AGREEMENT WILL NOT ENLARGE OR EXTEND THE LIMIT. GOVERNMENT INTEGRATOR RELEASES MS FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION.

            (d) MS shall defend and pay the amount of any final adverse judgment against Government Integrator, or settlement to which MS has consented, resulting from claims of infringement of any United States patent, copyright, trademark and/or service mark with respect to a Product, provided that the Product has not been altered, and provided further that MS is notified promptly in writing of such a claim and has sole control over its defense or settlement, and Government Integrator provides reasonable assistance in the defense of same.

10.    TERMINATION

       10.1    TERMINATION OF GOVERNMENT INTEGRATOR AGREEMENT

[*]





[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

[*]

[*]

[*]
        10.2    TERMINATION OF THE PROGRAM AGREEMENT

[*]

[*]



[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.
                                                                           10

Microsoft 1965/1997 Channel Agreement
Government Integrator Agreement

[*]

     10.3 ESSENTIAL ELEMENT

Both Government Integrator and MS acknowledge that this Agreement and its attachments are essential to any agreement it enters into with a Participating Agency. Except as is specifically provided herein related to Government Integrator's right to collect any outstanding payment following termination of this Agreement, Government Integrator's rights to acquire and/or distribute Products, and to collect payment from its Participating Agencies, are conditional upon this Agreement being in full force and effect. Government Integrator acknowledges further that, if and when it is the subject of a bankruptcy filing (under any Chapter of 11 United States Code Section 101 et seq. including any future amendments), then assumption of any contract with a Participating Agency is conditional upon the assumption of this Agreement.

11.  CONFIDENTIALITY

     11.1 TERMS AND CONDITIONS OF THE AGREEMENT

Government Integrator expressly undertakes to retain in confidence the terms and conditions of this Agreement, and all executed Program Agreements that are made available to Government Integrator, except to the extent such agreements and forms are required to be disclosed by operation of statute or regulation, and all information and know-how transmitted to Government Integrator by MS, and Government Integrator agrees to make no use of such information and know-how except under the terms and during the existence of this agreement. Should Government Integrator disclose the terms and conditions of this Agreement or any executed Program Agreement, except as required by statute, then this Agreement shall immediately terminate. Government Integrator shall guarantee and ensure its employees' compliance with this paragraph. Government Integrator's obligations under this paragraph shall survive any termination of this Agreement and shall extend to the earlier of such time as the information is in the public domain or five (5) years following the termination of this Agreement.

12.  NOTICES

All notices sent by MS or Government Integrator alleging, regarding, responding to, or in any way connected with any claim of breach of this Agreement or any other legal issues related hereto, shall be sent via U.S. certified mail (return receipt requested), or via overnight courier (e.g., Federal Express, or DHL), and addressed as follows:

     if to MS: Microsoft Corporation
                    One Microsoft Way
                    Redmond, WA 98052-6399

                    Attn: Sr. Vice President, Microsoft North America


[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

     With cc to:    Law and Corporate Affairs

     With cc to:    Microsoft Corporation
                    5335 Wisconsin Avenue NW
                    Suite 600
                    Washington, DC 20015
                    Attn: Contract Manager

     If to Government Integrator:

                    CyberSource Corporation
                    1050 Chestnut Street
                    Suite 201
                    Menlo Park, CA 94025
                    Attn: William McKiernan, President
                    cc: Kendall Fargo, Gov. Account Mgr.

13.  GOVERNMENT CLAUSES INCORPORATED BY REFERENCE

The following Federal Acquisition Regulation Clauses are incorporated by reference into this Agreement:

52.222-26, Equal Opportunity

52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans

52.222-36, Affirmative Action for Handicapped Workers

52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (For Agreements Entered into Prior to May 1, 1996.)

14.  DELAY IN PERFORMANCE

Neither party shall be liable for failure or delay in the performance of any of its obligations under this Agreement, except obligations for the payment of money, if such delay or failure is caused by circumstances beyond the reasonable control of the party affected. Strikes or other labor difficulties which are not capable of being terminated on terms acceptable to the party affected shall not be considered circumstances within the control of such party. In the event of Product shortages, MS shall have the right to allocate available supplies of the Products in its sole discretion.

15.  NO WAIVER

None of the provisions of this Agreement shall be deemed to have been waived by any act of acquiescence on the part of MS, Government Integrator or their respective agents or employees, but may be waived only by an instrument in writing signed by an authorized officer of the waiving party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision or of the same provision on another occasion.

16.       NO PARTNERSHIP OR AGENCY

Nothing in this Agreement shall be deemed to create or constitute a partnership, joint venture, franchise, agency, or contract of employment between MS and Government Integrator.

17.       ATTORNEY'S FEES; GOVERNING LAW

In the event an action is commenced to enforce a party's rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorney's fees. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington. Government Integrator consents to non-exclusive jurisdiction and venue in King County, Washington.

18.       EXPORT LAW COMPLIANCE

Government Integrator acknowledges that the transfer of the Products is subject to the export control laws and regulations of the United States of America, and any amendments thereof, which include, but are not limited to, the following:

          Restricted Countries: Cuba, Federal Republic of Yugoslavia (Serbia and Montenegro), Iran, Iraq, Libya, North Korea, South Africa (military and police entities only), Syria and Vietnam.

          Restricted End-Users: Any End-User whom Government Integrator knows or has reason to know will use Products or Direct MS Products in the design, development, or production of missiles and missile technology, nuclear weapons and weapons technology, or chemical and biological weapons.

          Restricted End-Users: Any use of Products and Direct MS Products related to the design, development, or production of missiles and missile technology, nuclear weapons and weapons technology, or chemical and biological weapons.

These restrictions change from time to time. If Government Integrator has any questions regarding its obligations under United States of America export regulations, Government Integrator should contact the Bureau of Export Administration, United States Department of Commerce, Office of Export Licensing, Washington D.C., USA (202) 337-4811.

19.       NON ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Government Integrator may not assign its rights or obligations under this Agreement in any way without the prior written consent of MS. MS consent shall not be unreasonably withheld. MS may freely assign its interests in this Agreement, provided, however, that the party to which MS' interest will be assigned must assume all of MS obligations and responsibilities hereunder.

Microsoft 1965/1997 Channel Agreement                                        13
Government Integrator Agreement

20.  PUBLICITY

Government Integrator shall not advertise or otherwise disclose or publish information which includes any reference to MS or its Products without first obtaining MS' prior written consent. MS agrees that such consent shall not be unreasonably withheld.

21.  SURVIVAL

Paragraphs 4.1, 4.2, 5.3, 7.2, 7.3, 8, 9, 10 and 11 shall survive the expiration of this Agreement.

22.  ENTIRE AGREEMENT

This Agreement and all attached Amendments, Addenda and Schedules, and any Program Agreements entered into in connection herewith, constitute the entire agreement between MS and Government Integrator, and supersede and terminate any and all prior agreements or contracts, written or oral, entered into between the parties relating to the subject matter hereof. Any representations, promises, or conditions in connection therewith not in writing signed by both parties shall not be binding upon either party. This Agreement shall control any provisions in purchase orders which are inconsistent with this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement on the date indicated below. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Agreement is not binding until executed by MS.

MICROSOFT CORPORATION ("MS")           CYBERSOURCE CORPORATION
                                       ("Government Integrator")

By: /s/ [*]                            By: /s/ WILLIAM S. McKIERNAN
   -----------------------------           ------------------------------
        [*]                                    William S. McKiernan
   -----------------------------           ------------------------------
Name   (please print)                  Name       (please print)

   Federal Contracts Manager                    President and CEO
   -----------------------------           ------------------------------
Title                                  Title

           5/6/96                                   5/13/96
   -----------------------------           ------------------------------
Effective Date                         Date



ATTACHMENTS:

A.  Program Agreement(s)
B.  Report Format

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

20.       PUBLICITY

Government Integrator shall not advertise or otherwise disclose or publish information which includes any reference to MS or its Products without first obtaining MS' prior written consent. MS agrees that such consent shall not be unreasonably withheld.

21.       SURVIVAL

Paragraphs 4.1, 4.2, 5.3, 7.2, 7.3, 8, 9, 10 and 11 shall survive the expiration of this Agreement.

22.       ENTIRE AGREEMENT

This Agreement and all attached Amendments, Addenda and Schedules, and any Program Agreements entered into in connection herewith, constitute the entire agreement between MS and Government Integrator, and supersede and terminate any and all prior agreements or contract, written or oral, entered into between the parties relating to the subject matter hereof. Any representations, promises, or conditions in connection therewith not in writing signed by both parties shall not be binding upon either party. This Agreement shall control any provisions in purchase orders which are inconsistent with this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement on the date indicated below. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Agreement is not binding until executed by MS.

MICROSOFT CORPORATION ("MS")                CYBERSOURCE CORPORATION
                                            ("Government Integrator")


By: /s/ [*]                                 By: /s/ W. S. McKiernan
    -------------------                         --------------------


        [*]                                       W. S. McKiernan
    -------------------                         --------------------
    Name (please print)                         Name (please print)


    Federal Contracts Manager                  President & CEO
    --------------------------                  --------------------
    Title                                       Title


        5/6/96                                      5/13/96
    -------------------                         --------------------
    Effective Date                              Date


ATTACHMENTS:

A.  Program Agreement(s)
B.  Report Format

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.


Microsoft 1965/1997 Channel Agreement                                       14
Government Integrator Agreement

                             [MICROSOFT LETTERHEAD]



June 11, 1997

Kendall Fargo
CyberSource
550 South Winchester Boulevard, Suite 301
San Jose, CA 95128


Subject:  Signed Program Agreement


Dear Mr. Fargo:

Enclosed is a signed copy of Program Agreement 3852-0001 for your files.

Should you have any questions, please call me at (202)895-2157.


Sincerely,
Microsoft Corporation



/s/ [*]
[*]
Federal Contracts Manager


Enclosure

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT A

                               PROGRAM AGREEMENT

                                            Program Agreement Number   3852-0001

     This Microsoft Government Integrator Program Agreement (this "Program Agreement") is between MICROSOFT CORPORATION ("MS") and CYBERSOURCE identified below. MS and Government Integrator have previously entered into that certain Government Integrator Agreement dated April 26, 1996 (the "Agreement"), the terms of which are hereby incorporated by reference. Notwithstanding the foregoing, in the event of a conflict between the terms of this Program Agreement and the terms of the Agreement, the terms of this Program Agreement shall control. Unless otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Agreement.

------------------------------------------------------------------------------------------------
Name of Government Integrator (Entry Name):            Names of Participating Agency and Program
CyberSource Corporation                                Office Address
------------------------------------------------
Address (specify street address and/or post
office box, city, state/and postal code):              Defense Logistic Agency and the DOD
                                                       Procurement Offices

550 S. Winchester Blvd.
Suite 301
San Jose, CA 95128

------------------------------------------------
 Telephone Number:
 (408)260-6016
------------------------------------------------
 Facsimile Number:
 (408) 241-8270
------------------------------------------------
 Attention:
 Kendall Fargo
------------------------------------------------------------------------------------------------

1. Limited Scope. During the term of this Program Agreement, and in accordance with all of its terms and conditions, the Government Integrator may obtain, on behalf of certain agencies of the United States' government, as identified above (the "Participating Agencies"), licenses for certain Microsoft Products at specified prices, solely in connection with the solicitation identified at the bottom of this Section 1. A copy of the current License Agreement that will run from MS to the Participating Agency is attached hereto as Exhibit A. The Government Integrator may not order or acquire Licenses under this Program Agreement for itself or for any other person or entity that is not covered by the identified solicitation. Government Integrator shall be authorized to purchase documentation SKUs) from a MS authorized replicator and to resell these documentation SKUs directly to Government Integrator's Participating Agencies. MS's current list of the names of authorized replicators is available upon request.


--------------------------------------------------------------------------------
Award Date:                                  Solicitation Description:
June 9, 1997                                 Contract Number : N00140-97-D-1756
--------------------------------------------------------------------------------


2.   Term. [*]


[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

3. Participating Agencies. An agency of the United States government may become a "Participating Agency" after it is identified as such in this Program Agreement. MS reserves the right to refuse to accept any Program Agreement which is incomplete, not accompanied by all information requested by MS as necessary to process Program Agreement, or submitted for an entity that MS deems is not covered by the solicitation identified in Section 1 above.

4. Designation of Account Contacts. The following persons are appointed as the primary account contacts with respect to this Program Agreement). Either party may change its appointed contact upon notice to the other party. The name and address of the appointed Microsoft Account Contact is also named below.

-----------------------------------------------------------------------------------------------------------
Name and title of Government Integrator Account Contact:       Name and title of Microsoft Account Contact:

Contracts: Kendall Fargo                                       Contractual/Financial - [*]
Program Manager:  William McKiernan
Technical Manager: Ed Chen
-----------------------------------------------------------------------------------------------------------
Address (if different from above):                             Address:

                                                               Microsoft Corporation
CyberSource Corporation                                        5335 Wisconsin Avenue
550 S. Winchester Blvd.                                        Suite 600
Suite 301                                                      Washington, DC 20015
San Jose, CA 95128
-----------------------------------------------------------------------------------------------------------
Telephone Number:                                              Telephone Number:

Kendall Fargo       (408) 260-6016                             [*]
William McKiernan   (408) 260-6004
Ed Chen             (408) 260-6007
-----------------------------------------------------------------------------------------------------------
Facsimile Number:                                              Facsimile Number:

Kendall Fargo       (408) 241-8270                             (202) 365-8853
William McKiernan   (408) 241-8270
Ed Chen             (408) 241-8270
-----------------------------------------------------------------------------------------------------------
Internet Address:                                              Internet Address:

KendallF@software.net                                          [*]
-----------------------------------------------------------------------------------------------------------
Invoice Address:                                               Accounts Receivable

Blake Burke                                                    Microsoft Corporation
550 S. Winchester Blvd.                                        Special Agreements - Dept 551
Suite 301                                                      Redmond, WA 98052
San Jose, CA 95128                                             Attention: [*]
(408) 260-6013                                                 Fax:   206-936-5401
fax: 408-241-8270                                              Voice: 206-[*]
-----------------------------------------------------------------------------------------------------------


5.   Products and Price Levels

          a. Products. The list and prices of Products to be acquired by all Participating Agencies during the term of this Program Agreement are set forth below.

Exhibit C identifies the pricing for this effort.

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

These product licenses will be offered at these stated prices for as long as these products are commercially available. That is, when revisions to products become commercially available, only the latest version of a product license will be commercially available; multiple versions of any product will not be available simultaneously. Prices for newer versions of product licenses will be negotiable.

6. Special Terms: Each agency identified under this contract shall be reported as separate agencies. The specific agency level of detail is identified in Exhibit E.

7. MS Ship-to Address for CD Shipment. All CD-ROM disk sets are to be delivered to the address set forth below:

Name of Government Integrator (Entity Name):
CyberSource Corporation

Address (specify street address and/or post office box, city, state/and postal code):

550 S. Winehester Blvd.
Suite 301
San Jose, CA 95128

Telephone Number:
(408) 260-6016

Facsimile Number:
(408) 241-8270

Attention:

Kendall Fargo

8. Entire Agreement: This Program Agreement and any License Agreements related thereto, together with the Agreement, constitute the entire agreement between the Government Integrator and MS concerning the subject matter thereof and supersede any prior Microsoft Select (Government or otherwise) agreement between the parties relating to the acquisition of Licenses relating to the solicitation/bid identified in Section 1 above. The terms and conditions of these documents shall control over any provisions in any purchase order. Any representations, promises or conditions in connection therewith not in writing signed by all affected parties shall not be binding. The provisions of this Program Agreement and/or License Agreements may be changed only by a written instrument signed by both parties.

     This Program Agreement is not legally binding until executed by both parties.

MICROSOFT CORPORATION ("MS")            CYBERSOURCE CORPORATION
                                        ("Government Integrator")

By: /s/ [*]                             By:  /s/ KENDALL M. FARGO
   ----------------------------            --------------------------
     [*]                                       Kendall M. Fargo
-------------------------------         -----------------------------
Name (please print)                     Name (please print)

   Federal Contract Manager             Government Sales Manager
-------------------------------         -----------------------------
Title                                   Title

   June 10, 1997                           June 9, 1997
-------------------------------         -----------------------------
Date                                    Date



EXHIBITS

(A)  License Agreement
(B)  Notice of Software Purchase, Notice of Maintenance Purchase
(C)  Price List

[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit A


                      LICENSE AGREEMENT-PRODUCT USE RIGHTS

For the purposes of interpreting these Product Use Rights, the term "Software" shall mean the software portion of the Select Software Products. For Licenses ordered under an Outsourcer Enrollment Agreement, all references in these Product Use Rights to "Licensee" shall be deemed to be references to the Lead Customer or the Lead Customer Affiliate to which the Licensee has rented, leased, or otherwise provided the Software, rather than to the Licensee itself.

I. Application Products - For products which are classified as in the Select Product List as belonging to the Application Product Pool, the following apply:

A.  For application products not otherwise identified below, the following
Section is applicable. For each License required, Licensee may use one copy of the Software on a single computer. The primary user of the computer on which a copy of the Software is installed may make a second copy for his or her exclusive use on a portable computer.

B. For Microsoft(R) Office 7.0, Microsoft(R) Office Professional 7.0, Microsoft(R) Excel 7.0, Microsoft(R) Word 7.0, Microsoft(R) PowerPoint(R) 7.0, Microsoft(R) Schedule+ 7.0, Microsoft(R) Access 7.0, Microsoft(R) Publisher 3.0, Microsoft(R) Works 4.0, Microsoft(R) Project 4.1, and Microsoft(R) FrontPage(TM)
1.10 and prior versions of these products, the following section is applicable For each License acquired, Licensee may use one copy of the Software on a single computer. The primary user of a computer on which a copy of the Software is installed may make a second copy for his or her exclusive use on either a home or portable computer.

C.  For Microsoft(R) Mail Remote Client and Schedule+ Starter Kit, the following
Section is applicable For each License acquired, Licensee may use Software designated as Server software on a single computer system (i.e., a network server) and may use Software designated as Workstation software on a single computer or workstation. If any licensed copy of the Workstation software is permanently installed on the hard disk or other storage device of a computer (other than a network server) and one person uses that computer more than 80% of the time it is in use, then that person may also use the Workstation software on a portable computer.

D.  For multimedia CD-ROM products, the following section is applicable

(1) Single Computer Use For each License acquired, Licensee may use one copy of the Software on a single computer. Once Licensee has run that portion of the Software called the "setup" program on a computer, Licensee may use that copy of the Software on a different computer only if Licensee first deletes the files installed by the setup program from the first computer. Licensee may not copy the software from the CD-ROM to a computer hard disk or other permanent electronic storage device (except as occurs when Licensee runs the setup program or uses the other features of the Software on a single computer).

(2) Computer Network Use If, rather than use a single computer, Licensee wishes to use the Software over a computer network, Licensee may do so as follows: (a) Licensee may install the setup/install program on any or all computers on Licensee's network, and (b) Licensee may make the Software available over Licensee's network either by a CD-ROM drive connected to a network server or by installing the entire Software on the hard disk of a network server, provided that (c) Licensee has metering software in place to restrict the number of concurrent users of the Software (i.e., the total number of users accessing the Software over the network at any one time) to the number of licenses Licensee has acquired for the Software (either licenses for CD-ROM copies or Microsoft License Paks). Note that if Licensee has multiple copies of the Software in CD-ROM form and is counting such copies as licenses for

Licensee's use of the Software over a computer network, Licensee may archive such CD-ROM copies and not make any other use of them for as long as Licensee is counting them as network copies.

E. For application products enrolled in Upgrade Advantage Plus, the following additional rights are applicable At any time, Licensee may have as many copies of the Software in use as Licensee has Licenses enrolled in Upgrade Advantage Plus, as long as Licensee has metering software in place to ensure that the number of persons using the Software concurrently does not exceed the number of Licenses enrolled in Upgrade Advantage Plus. A License for the Software may not be shared or used concurrently on computers located in different time zones, or by a user who is neither an employee of Licensee nor an independent contractor providing services to Licensee of the type that are customarily performed by
Licensee's employees.   The primary user of a computer on which a copy of the
Software is installed or which runs the Software from a storage device used only to install or run the Software on Licensee's computers over an internal network may make a second copy for his or her exclusive use on a portable computer; provided that: (x) the total number of second copies made by Licensee's users may not exceed the number of Licenses acquired by Licensee; (Y) the number of second copies made by users of computers on which copies of the Software are not installed may not exceed the number of Licenses enrolled by Licensee in Upgrade Advantage Plus; and (z) Licensee must maintain records that enable Licensee to determine that it is in compliance with the limitations expressed in clauses (x) and (y) above.

F. For Microsoft(R) Visual Basic(R), the following section is applicable For each License it acquires, Licensee may designate one individual within Licensee's organization who will have the personal, nonexclusive license to use copies of the Software, which includes "on-line" or electronic documents, for the sole purpose of designing, developing, and testing Licensee's software product(s) that are designed to operate in conjunction with any Microsoft operating system product. Each designated individual may install copies of the Software on an unlimited number of computers provided that such individual is the only person who uses each such copy of the Software.

Licensee may use and modify the source code version of those portions of the Software designated as "Sample Code" ("SAMPLE CODE") for the sole purposes of designing, developing, and testing Licensee's software product(s), and to reproduce and distribute the SAMPLE CODE, along with any modifications thereof, only in object code form provided that Licensee complies with subsection (M) below.

Licensee is granted a nonexclusive royalty-free right to reproduce and distribute the object code version of any portion of the Software listed in the software file README.HLP. or, for versions prior to Visual Basic 4.0, in the software file SWDEPEND.TXT (collectively, "REDISTRIBUTABLES"), provided Licensee complies with subsection (M).

G. For Microsoft(R) Visual C++(R), Microsoft(R) Visual J++(R), and Microsoft(R) Visual FaxPro(R) Professional, the following section is applicable For each License acquired, Licensee may use one copy of the Software on a single computer. Installation on a network server for the sole purpose of internal distribution to one or more other computer(s) owned by Licensee shall not constitute "use" for which a separate license is required, provided Licensee has a separate license for each computer to which the Software is distributed. Solely with respect to electronic documents, if any, included with the Software, Licensee may make an unlimited number of copies (either in hard copy or electronic form), provided that such copies shall be used only for internal purposes and are not republished or distributed to any third party.

H. For Microsoft Visual C++, the following additional section is applicable If Licensee has acquired the Software as part of a subscription package, then it must treat as an upgrade any subsequent versions of the Software received as an update to its subscription package. Without prejudice to any other rights provided herein, Microsoft may terminate this License if Licensee fails to comply with the terms and conditions hereof. In such event. Licensee must destroy all copies of the Software.

Licensor grants Licensee the right to use and modify the source code version of those portions of the Software which are identified in the documentation as the Sample Code and located in the MSVC15\SAMPLES, MSVC15\MFC\SAMPLES on the Microsoft Visual C++ version 1.52 CD-ROM and MSDEV\SAMPLES on the Microsoft Visual C++ version 4.0 CD-ROM subdirectories ("SAMPLE CODE") and the Microsoft Foundation Classes ("MFC"), provided Licensee complies with subsection (M). Licensee may not distribute the SAMPLE CODE or MFC, or any modified version of the SAMPLE CODE or MFC, in source code form.

Licensor grants Licensee a nonexclusive right to reproduce and distribute the object code version of those portions of the Software designated in the Software as: (I) REDISTRB.WRI located in MSVC15\REDIST on the "Microsoft Visual C++ version 1.52" CD-ROM, and MSDEV\REDIST, and WIN32S\REDIST subdirectories on the "Microsoft Visual C++ version 4.0" CD-ROM; (II) those portions of the Software on the "Microsoft Visual C++ version 1.52" CD-ROM which are identified in the documentations as the VBX Controls ("VBX"), (III) SAMPLE CODE, and (IV) MFC (collectively, "REDISTRIBUTABLES"), provided Licensee complies with subsection
(M) (and subsection (L), if applicable).

I.   FOR MICROSOFT J++, THE FOLLOWING ADDITIONAL SECTION IS APPLICABLE

Licensor grants Licensee the right to use and modify the source code version of those portions of the Software which are identified in the documentation as the Sample Code and located in the MSDe\Samples subdirectories on the "Microsoft visual 1++ version 1.00" CD-ROM (the "SAMPLE CODE"), provided Licensee complies with subsection (M). Licensee may not distribute the SAMPLE CODE, or any modified version of the SAMPLE CODE, in source code form.

Licensor grants Licensee a nonexclusive, royalty-free right to reproduce and distribute the object code version of those portions of the Software designated in the Software as: (i) the files identified in the REDISTRB,WR1 file located in the MSDev\Redist subdirectory on the "Microsoft Visual J++ version 1.00" CD-ROM; and (ii) SAMPLE CODE (collectively, "REDISTRIBUTABLES"), provided Licensee complies with subsection (M) (and subsection (L) if applicable).

NOTE ON JAVA SUPPORT. The Software product may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communications systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

J. FOR MICROSOFT VISUAL FOXPRO PROFESSIONAL, THE FOLLOWING ADDITIONAL SECTION IS APPLICABLE

With respect to Microsoft Visual FoxPro Professional, Licensor grants Licensee a royalty-free right to reproduce and distribute the run-time modules of the Software (collectively, "REDISTRIBUTABLES"), provided that Licensee complies with subsection (M). The "run-time modules" are those files in the Software that are identified in the Software documentation as required during execution of Licensee's software program. The run-time modules are limited to run-time files, install files and ISAM and REBUILD files.

K.   FOR MICROSOFT(R) VISUAL SOURCESAFE(TM), THE FOLLOWING SECTION IS APPLICABLE

For each License it has acquired, Licensee may designate one individual within Licensee's organization who will have the personal, nonexclusive license to make and use copies of the Software for the sole purposes of managing, designing, developing, and testing Licensee's software product(s). Each designated individual may install copies of the Software on an unlimited number of computers provided that such individual is the only individual using the Software.

L. FOR MICROSOFT VISUAL BASIC, MICROSOFT VISUAL C++ AND MICROSOFT J++, THE FOLLOWING ADDITIONAL SECTION IS APPLICABLE

Unless Licensee's software product requires Licensee's customers to license Microsoft(R) Office for Windows(R), or a component of it in order to operate, Licensee may not reproduce or use any of the files comprising the Microsoft(R) Access database engine ("JET"), i.e., the files named MSAJT200.DLL, MSJT3032.DLL, MSRD2X32.DLL, MSJTER32.DLL, MSJINT32.DLL, DAO2516.DLL and DAO3032.DLL for commercial distribution in conjunction with a general purpose word processing, spreadsheet, or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing or exporting data to the various formats supported by JET and included in Licensee's software product (e.g., reading data from and writing data to a single data source at one time). Note: a product which includes limited word processing, spreadsheet, or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

M. FOR ALL APPLICATION TOOLS PRODUCTS IDENTIFIED IN SUBSECTIONS F THROUGH L ABOVE, THE FOLLOWING ADDITIONAL SECTION IS APPLICABLE

If Licensee redistributes the SAMPLE CODE or REDISTRIBUTAL SOFTWARE (collectively, "REDISTRIBUTABLES"), Licensee agrees to: (I) distribute the REDISTRIBUTABLES in object code only in conjunction with and as a part of a software application product developed by Licensee which adds significant and primary functionality to the Software and which is developed to operate on the Microsoft(R) Windows(R) or Microsoft(R) Windows NT(R) environment; (II) not use Licensor's name, logo, or trademarks to market Licensee's software application product; (III) include a valid copyright notice on Licensee's application software product; (IV) indemnify, hold harmless, and defend Licensor and its subsidiaries from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of Licensee's software product; (V) not permit further distribution of the REDISTRIBUTABLES by Licensee's end-users. The license in this section to distribute the REDISTRIBUTABLES is royalty-free provided that Licensee's software application product is developed for operation in the Windows or Windows NT environment. Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of REDISTRIBUTABLES. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.


II. System Products - For products which are classified in the Select Product List as belonging to the System Products Pool, the following apply:

A. FOR SYSTEM PRODUCTS NOT OTHERWISE IDEMNIFIED BELOW, THE FOLLOWING SECTION IS APPLICABLE

For each License it has acquired, Licensee may install and use one copy of the Software on the single computer on which it was first installed. If the Software includes a functionality that enables Licensee's single computer to act as a network server, any number of computers or workstations may access or otherwise utilize the basic network services of that server; however, Licensee must acquire and dedicate a License for each separate computer on which the Software is installed or run from the server. A License to use the Software may not be shared or used concurrently on different computers.

The Software may contain technology that enables applications to be shared between two or more computers, even if an application is installed on only one of the computers. Licensee may use this technology, if it is included in the Software, with all Microsoft products for multi-party conferences. For non-Microsoft applications, Licensee should consult the accompanying license agreement or contact the Licensor to determine whether application sharing is permitted by the Licensor.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as on-line control equipment in hazardous environment requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

B. FOR MICROSOFT(R) WINDOWS NT(R) WORKSTATION, THE FOLLOWING ADDITIONAL SECTION IS ALSO APPLICABLE
The Software may not be more than two(2) processors at any one time on the single computer on which it is running. Licenses may install the Software on a single computer ("Workstation Computer") for use as interactive workstation software, but not as a server software. However, Licensee may permit a maximum of ten (10) computers to connect to the Workstation Computer to access and use services of the Software, such as file and print services and peer web services. The ten connection maximum includes any indirect connections made through software or hardware which pools or aggregates connections.

FOR WINDOWS 95 USERS, THE FOLLOWING ADDITIONAL SECTION IS ALSO APPLICABLE

A customer must have one of these products to be eligible to install the Windows 95 Upgrade under maintenance:

          o    Windows 95
          o    Windows 3.0, 3.1, 3.11
          o    Windows for Workgroups 3.10, 3.11
          o    Windows NT (all versions)
          o    OS/2 (Version 2.0 and higher)

III. Server Products -- For products which are classified in the Select Product List as belonging to the Server Products Pool the following applies:

A. FOR SERVER PRODUCTS NOT OTHERWISE IDENTIFIED BELOW, THE FOLLOWING SECTIONS ARE APPLICABLE
1. GRANT OF LICENSE. This Microsoft product contains some or all of the following types of software: "Server Software" that provides services on a computer called a server, "Connector Software" that enables a computer running Microsoft Exchange Server to communicate with other Servers running Microsoft Exchange Server or other electronic mail server software, and "Client Software" that allows a computer, personal digital assistant, pager, "smart phone", or other digital electronic device or workstation to access or utilize the services provided by the Server Software. Microsoft grants to Licensee the following rights to the Server Software, the Connector Software (if provided), and the Client Software:
(a) Installation. Licensee may install the Server Software and the Connector Software for use with only one microprocessor architecture (e.g., the X86 architecture or various RISC architectures) at any given time. Server Software. For each server License acquired, Licensee may install one copy of the Server Software on a single computer (the computer running the Server Software shall be referred to as the "Server"). Connector Software. For each License acquired, Licenses may install one copy of the Connector Software on one Server running Microsoft Exchange Server. If Licensee chooses to install Connector Software on a Server running Microsoft Exchange Server, Licensee must also acquire a separate license or licenses to install and/or use the Connector Software on every other Server running Microsoft Exchange Server in the same "Microsoft Exchange Organization". A "Microsoft Exchange Organization" is the group of all Microsoft Exchange Servers with the same organization name specified during the Microsoft Exchange Server installation process for the express purpose of connecting the servers. Licensee may install the Client Software on any computer or workstation.
(b) Use Of The Server Software. Licensee may use one copy of the Server
Software on one Server, which may be connected at any point in time to an unlimited number of workstations or computers operating on one or more networks. Licensee must acquire a separate Client Access License to access or otherwise utilize the services of the Server, whether Licensee uses the Client Software, third-party software, or an application Licensee develops to do so, unless otherwise noted in Section 2 of these server product license provisions. Each Client Access License must be dedicated to one unique computer or workstation. It permits that computer or workstation to access or utilize the services of any Server. This is known as using the Server Software in "Per Seat Mode." However, Licensee may elect to use the Server Software for Microsoft SQL Server, Windows NT Server, Microsoft Exchange Server, or SNA Server (but not Microsoft BackOffice or Systems Management Server) in "Per Server Mode" as defined below. If Licensee chooses Per Seat Mode, Licensee's choice is permanent. If Licensee initially chooses Per Server Mode, Licensee has the right to change one time only to Per Seat Mode, as long as Licensee acquires a Client Access License for each unique workstation or computer accessing or utilizing the services of a Server.
(c) Alternate Terms If Licensee Elects To Use The Server Software For Microsoft SOL Server, Windows NT Server, Microsoft Exchange Server, or SNA Server In Per Server Mode. In Per Server Mode, the maximum number of computers or workstations that may access or otherwise utilize the services of the Server at a given point in time is equal to the number of Client Access Licenses that Licensee has acquired and designated for use exclusively with that Server. Licensee may access any Server running in the Per Server Mode by using any Microsoft or third-party client software, including computers or workstations licensed in Per Seat Mode, provided the additional access is within the Server's maximum licensed capacity of simultaneously connected computers or workstations. If Licensee elects to change from Per Server Mode to Per Seat Mode, Licensee may transfer any Client Access Licenses it acquired for use in Per Server Mode to an equal number of workstations of computers in Per Seat Mode.
(d) Use Of The Connector Software. Licensee may use the Connector Software on one Microsoft Exchange Server.
(e) Use Of The Client Software. Licensee may use the Client Software to configure and administer the Server. If Licensee uses the Client Software to access or otherwise utilize the services of the Server or for any other purpose, Licensee must acquire a separate Client Access License unless otherwise noted in Section 2 below.
(f) No "Multiplexing" Or "Pooling". Use of software or hardware that reduces the number of users directly accessing or utilizing the Server Software (sometimes called "multplexing" or "pooling" software or hardware) does not reduce the number of Client Access Licenses required -- the required number of Client Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."
2.  DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.
(a) For Microsoft Windows NT Server -- Processor Limitations. The Server Software may be used by no more than four (4) processors of the Server at any one time (support for greater than four processors is available from authorized computer hardware vendors). Client Access. Licensee needs a separate Client Access License for Windows NT Server in order to access or otherwise utilize the following Windows NT Server basic network service.
File Services (sharing and managing files and/or disk storage), Printing Services (sharing and managing printers), and Remote Access Service
(accessing the server from a remote location through a communications link). Licensee does not need a separate Client Access License for Windows NT Server to access or otherwise utilize any other Windows NT Server services, to access or run Microsoft or third-party server applications on Windows NT Server, or to otherwise use the Client Software.
(b) For Microsoft SQL Server -- Client Access. Licensee does not need a separate Client Access License for SQL Server in order to execute SQL Server-to-SQL Server remote stored procedures (also referred to as database remote procedure calls). Benchmark testing. Licensee may not disclose the results of any benchmark test of either the Server Software or Client Software to any third part without Microsoft's prior written approval. Note regarding the use of run-time software. Microsoft hereby grants to Licensee a limited nonexclusive, royalty-free right to reproduce and distribute those DB-Library, Net-Library, and ODBC files required for run-time execution of complied applications ("Run-Time Files") in conjunction with and as a part of Licensee's application software product that is created using the Microsoft SQL Server Software ("Application"), provided that Licensee complies with the Distribution Requirements listed below.
(c) For Microsoft Exchange Server. Schedule+, the Forms Designer and Sample Applications provided in Microsoft Exchange Server may only be installed and used in conjunction with the Microsoft Exchange

Client Software. Client Access. Licensee needs to acquire a separate Client Access License for Microsoft Exchange Server in order to use Microsoft Exchange Client Software to access and otherwise utilize Microsoft Exchange Server and to access or otherwise utilize the services of any other electronic mail server software. Note regarding the use of the Forms Designer and Sample
Applications. The Forms Designer and its components may only be used to create applications which utilize the services of Microsoft Exchange Server ("Application"). Microsoft grants Licensee the following non-exclusive rights:
(i) to reproduce and distribute the run-time modules of the Forms Designer in conjunction with Licensee's Application; (ii) to reproduce, customize and distribute the run-time modules of the Sample Applications in conjunction with Licensee's Application; and (iii) to use and modify the source code version of the Sample Applications and to reproduce and distribute the object code version of such modifications in conjunction with Licensee's Application. Any distribution permitted under this Section must be in compliance with the Distribution Requirements listed below. For purposes of this Section, "run-time modules" are those files identified in the written materials accompanying Microsoft Exchange Server as required during the execution of Licensee's software product. Source Extractor and Microsoft Mall Connector, Microsoft Exchange Server also includes Source Extractor software. The Source Extractor and Microsoft Mail Connector programs contain components which may be installed on additional machines. Microsoft grants Licensee the additional right to modify the source code version of the Source Extractor programs. The Source Extractor programs may only be used to migrate data to Microsoft Exchange Server.

(d) For Microsoft Proxy Server. Licensee may install and use Microsoft Proxy Server for its use or (for entities') use within Licensee's organization on any Server running Windows NT Server and Internet Information Server. Licensee does not need a separate Client Access License for any computer or workstation to access or otherwise utilize the services of Microsoft Proxy Server. Benchmark Testing. You may not disclose the results of any benchmark test of either the Server Software or Client Software to any third party without Microsoft's prior written approval.

(e) For Microsoft Transaction Server. Licensee may install and use Microsoft Transaction Server for its use or (for entities') use within Licensee's organization on any Server running Windows NT Server. Licensee does not need a separate Client Access License for any computer or workstation to access or otherwise utilize the services of Microsoft Transaction separately.

(f) For Microsoft SNA Server. The 3270 and 5250 terminal evaluation applies and the ODBC/DFDA driver provided with SNA Server are licensed for use only by one user per licensed SNA Server. Licenses for additional users must be acquired separately.

(g) For Microsoft Systems Management Server. Licenses must acquire at least one valid Server License for Microsoft SQL Server to use Systems Management Server. However, Licenses does not need to acquire a Client Access License for Microsoft SQL Server to use the administrative console or utilities provided with Systems Management Server to access or otherwise utilize the services of Microsoft SQL Server.

(h) Distribution Requirements For Microsoft SQL Server and Microsoft Exchange Run Time Files And Sample Applications. If License distributes Microsoft SQL Server Run Time Files, run time modules for the Forms Designer or Sample Applications, or object code versions of the Sample Applications (collectively "Redistributables") as provided above, Licenses agrees to (i) distribute the Redistributables only in conjunction with and as a part of Licensee's Application; (ii) nor use Microsoft's name, logo, or trademarks to market Licensee's Application; (iii) include a valid copyright notice in Licensee's Application; (iv) distribute all ODBC components specified in the READ ME file in conjunction with Licensee's Application if Licensee's software product contains ODBC files, (v) include an end user license agreement with Licensee's Application that grants a limited license to use the Redistributables and otherwise protects Microsoft's its affiliates' and its suppliers intellectual property rights in the Redistributables; and (vi) indemnify, hold harmless, and defend Microsoft, its affiliates and its suppliers from and against any claims or lawsuit, including attorneys' fees that arise or result from the use or distribution of Licensee's Application. License shall display any patent or proprietary rights notices on each copy of its Application(s) that contains executables or run-time modules, if and as required in the documentation or other materials provided with Microsoft SQL Server, Forms Designer or Sample Applications, or subsequently provided to Licensee by Microsoft.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring full-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

B. FOR MICROSOFT(R) MERCHANT SERVER, THE FOLLOWING SECTIONS ARE APPLICABLE

1.   GRANT OF LICENSE.

Server Software. Licensee may install and use one copy of the Server Software on a single computer (the "Server"), which may be connected at any point in time to an unlimited number of workstations or computers operating on one or more networks. Licensee must acquire a separate Administrative Access License for each store Licensee administers. A "state" shall mean an application which is or has one or more of the following: (i) a uniquely branded web page or pages offering goods or services; (ii) a unique database scheme; (iii) a unique listing in the system registry of the Server; or (iv) a unique administration password. Licensee "administers" a store when it creates, configures or maintains a store, including any underlying database, in whole or in part, either by using the Server directly or by using a remote workstation and irrespective of whether Licensee used Microsoft browser or client software, third-party software, third-party software or application Licensee develops.

Sample Code. Licensee may modify the Sample Code to design, develop, and test Licensee's store(s). For the purposes of this action, "Sample Code" shall mean the sample source and HTML code located in the Server Software's "SDK" and "stores" directories, excluding the product images and descriptions contained in the sample stores which are provided solely as examples and may not be used with Licensee's store(s).

Redistributable Code. Parties of the Server Software are designated as "Redistributable Code." The next file located in\doe\redist.txt, describes the distribution rights associated with each file of the Redistributable Code.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

(a) No "Multiplexing" or "Pooling." Use of software or hardware that reduces the number of users directly administering a particular store at any time (sometimes called "multiplexing" or "pooling" software or hardware) does not reduce the number of Administrative Access Licenses required - the required number of Administrative Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

(b) vPOS Software. The Server Software includes vPOS software from VedFone, Inc. Licensee may only use the vPOS software in connection with Licensee's use of the Server Software. In no event, shall VeriFone, Inc. or its suppliers be liable for any direct, special, incidental, indirect, or consequential damages whatsoever.

(c) Tax Components. The tax components shipped with the Server Software are provided only for use evaluation and testing purposes. As such, they are not meant for a production environment. A tax component suitable for production use can be obtained from independent tax providers.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use of resale as on-line control equipment is hazardous environments requiring fail-sade performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damages.

C. FOR CLIENT ACCESS PRODUCTS NOT OTHERWISE IDENTIFIED BELOW, THE FOLLOWING SECTIONS ARE APPLICABLE

1. GRANT OF LICENSE.

(a) Overview Of The Use Of The Client Access License. This Section C describes Licensee's rights to access or otherwise utilize the services of the Server Software. The services of the Server are considered to be accessed or utilized when there is a direct or indirect connection between a computer or workstation and a Server. Each Client Access Licenses must be dedicated to one unique computer or workstations. It permits that computer or workstation to access or otherwise utilize the services of any Server. This is known as using the Server Software in "Per Seat Mode."

(b) Note Regarding The Use Of The Client Access Licenses For Microsoft(R) Backoffice. The Client Access License for Microsoft(R) BackOffice may only be used in the Per Seat Mode. Each Client Access

License in the Per Seat Mode entitles Licensee to access or utilize the services of any computer running any Server Software, whether licensed as part of Microsoft(R) BackOffice or acquired separately.
2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

(a) No "Multiplying" or "Pooling". "Multiplexing" or "pooling" software or hardware does not reduce the number of Client Access Licenses required-the required number of Client Access Licenses would equal the number of distinct imports to the multiplexing or pooling software or hardware "front end."

3. UPGRADE.

If Licensee is upgrading from SNA Server version 2.0, Licensee is deemed to have Client Access Licenses for as many computers or workstations as were previously licensed. If Licensee is upgrading from Windows NT(R) version 3.1, Licenses is deemed to have twenty (20) users that qualify for upgrade Client Access Licenses and if Licensee is upgrading from Windows NT(R) Advanced Server version 3.1, Licenses is deemed to have two hundred fifty (250) users that qualify for upgrade Client Access Licenses. NOTE: Upgrading from Windows NT(R) Server 3.5 to Windows NT(R) Server 3.51 is not considered an "Upgrade" for purposes of this Section.

D. For Microsoft(R) Merchant Server Administrative Access License, the Following sections are applicable

1. GRANT OF LICENSE.

This Section D describes Licensee's right to administer one unique store using the Server Software. A single computer running the Server Software shall be referred to as the "Server." A "store" shall mean an application which is or has one or more of the following: (i) a uniquely branded web page or pages offering goods or services; (ii) a unique database schema; (iii) a unique listing in the system registry of the Server; or (iv) a unique administration password. Licensee "administers" a store when Licensee creates, configures or maintains a store, including its underlying database, in whole or in part, either by using the Server directly or by using a remote workstation and irrespective of whether Licensee uses Microsoft browser or client software, third-party software or an application Licensee develops. The Administrative Access License must be dedicated to a particular store; it may not be used for or shared among multiple stores. The Administrative Access License need not be dedicated to a particular individual or a unique computer or workstation, however, it does not be dedicated to a particular individual or a unique computer or workstation, however, it does not permit more than one individual, compact or workstation to administer a store at any one time. For a second individual, computer or workstation to administer a store at the same time, Licensee must acquire a second Administrative Access License.

2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

(a) Use of Software. Licensee's use of the Server Software is subject to the terms and conditions of Microsoft End User License Agreement provided with the Server Software.

(b) No "Multiplexing" or "Pooling". Use of software or hardware that reduces the number of users directly administering a particular store at any one time (sometimes called "multiplexing" or "pooling" software or hardware) does not reduce the number of Administrative Access Licenses required - the required number of Administrative Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

E. For Microsoft(R) Mail Gateway Server Software, the following section is applicable

Each copy of the Software may be used on a computer system connected to a single terminal (i.e. a single CPU) acting as a Microsoft(R) Mail Gateway computer as described in the user documentation for such Software. If the Software includes software designated as Gateway Access, Gateway PostOffice, and/or Message Service software, Licensee may use, for each copy of the Software, such portion(s) of the Software on a CPU's which is acting as a Microsoft(R) Mail "postoffice" as described in the user documentation for such Software.

F. For Microsoft(R) Services for NetWare, the Following section is applicable

This Microsoft product is comprised of two components: File & Print Services for NetWare and Directory Service Manager for NetWare (collectively,"Software"). The Software contains software that provides services on a computer called a "server"(Server Software"), and software that allows a computer or workstation to access or otherwise utilize the services provided by the Server Software ("Client Software"), Microsoft grants to Licensee the following rights to the Server Software and the Client Software:

   o Software Installation and Use. Licensee may install one copy of the Server Software on a single computer (the computer running the Server Software shall be referred to as the "Server"). Licensee may install the Client Software on any one or more computers or workstations connected to the Server. Licensee may install the Server Software and the Connector Software for use with only one microprocessor architecture (e.g., the X86 architecture or various RISC architectures) at any given time. Licensee is only licensed to use the Software compatible with the version of Windows NT Server installed on the Server during the installation of the Software.

   o For File & Print Services for NetWare. If Licensee has already acquired a Client Access License for Windows NT Server to access or otherwise utilize the basic services of the Server, that Client Access License gives Licensee the right to access and utilize the Server Software. If not, Licensee needs a separate Client Access License for Windows NT Server for each computer or workstation that will be accessing or otherwise utilizing the services of the Server. Refer to the Server License for Microsoft Windows NT Server for more information.

   o For Directory Service Manager for NetWare. Licensee does not need a separate Client Access License for Windows NT Server to access or otherwise utilize the Server Software.

IV.  Other Clauses

1. Restrictions. All copies of Software made or used are subject to the following restrictions:

          a. Copyright. All title and copyrights in and to the Software (including but not limited to any images, photographs, animations, video, audio, music, text, and "applets," incorporated into the Software), the accompanying printed materials, and any copies of the Software, are owned by Licensor or its suppliers. The Software is protected by United States copyright laws and international treaty provisions. Therefore, Licensee must treat the Software like any other copyrighted material. Licensee may not copy any guides, manuals, or other printed materials describing or explaining the Software. All that is granted to Licensee is a right to use the Software as set forth above.

          b. Rental Restrictions. Licensee may not rent or lease any copy of the Software.

          c. Reverse Engineering. Licensee may not reverse engineer, decompile, or disassemble any of the Software, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

          d. Separation of Components. All Software, including Software consisting of several components, is licensed as a single product. Its component parts may not be separated for use on more than one computer.

          e.  Transfer Restrictions.

                  (i) Select Program Rights. Without the written consent of Licensor, Licensee may not transfer the rights granted pursuant to this License Agreement to any third party other than pursuant to a merger, consolidation or other corporate/organizational divestitors or acquisition. Licensee may not sublicense or otherwise transfer Licenses on a short-term basis.

                 (ii) Licensed Copies.

                          (A) Without the written consent of Licensor, Licensee may not transfer the rights granted herein to third parties other than pursuant to a merger, consolidation, or other corporate/ organizational divestiture or acquisition. Licensee may not transfer such rights to any party unless Licensee transfers all of the Software (including all component parts, the media and printed materials, any upgrades and, if applicable, the Certificate of Authenticity) and the recipient agrees to the terms of this License Agreement. If the Software is an upgrade, any transfer must include all prior versions of the Software. Licensee may not sublicense or otherwise transfer Licenses on a short-term basis.

                                            (B) With respect to Windows(TM) 95,
       Windows(TM)NT Workstation, and successor versions of those products, Licensee may not transfer any License unless such transfer is in accordance with the provisions of Paragraph 2(e)(ii)(A) above, and, in addition, is part of a sale or transfer of the single computer system where the Software was first installed.

       f. Upgrades. If the Software is an upgrade from another product, whether from Licensor or another supplier, Licensee must have a valid license for the qualifying product that is being upgraded for the Software upgrade licenses to be valid, and the upgraded product must be used to replace such qualifying product. Licensee may use or transfer the product that has been upgraded only in conjunction with that upgraded Software, unless Licensee destroys the upgraded product. If the Software is an upgrade of ana Microsoft product, Licensee may use that upgraded product only in accordance with this License Agreement. If the Software is an upgrade of a component of a package of software programs which Licensee licensed as a single product, the Software may be used and transferred only as part of that single product package and may not be separated for use on more than one computer.

       g.  Upgrade Advantage:

Maintenance includes "version upgrades" and "successor or upgrade products" meaning any "major product upgrade" (e.g., 1.0 to 2.0), "minor product upgrade" (e.g., version 2.01 to 2.01a) for such Products, which have been made generally available prior to expiration of the Program Agreement. Windows 95 is considered a successor to Windows 3.1 and Windows 3.11. Successor or upgrade products do not include any existing or future product which are not a direct successor to the Product such as extensions, add-on's and accessory products marketed separately from the Product. For example, Microsoft(TM)Word for Windows(TM) & Bookshelf(TM) is not a direct successor to Microsoft(TM)Word. Further. Windows NT is a successor to earlier versions of Windows NT, but Windows NT 3.5 is NOT a successor to Windows 3.1 or Windows 95. Competitive upgrades from non-Microsoft products except as noted above, and pre-released or "beta" version software products are not included. If an upgrade product is jointly packaged with one or more additional products, such upgrade will only be included if the product is not separately available in Licensee's area.

For Application Products, successor or upgrade products shall include any platform upgrade which is the substitution of the Software which runs on one operating environment (e.g., Apple(TM) Macintosh(TM) for the same or similar software product which runs on a different operating environment (e.g., Microsoft(TM) Windows(TM) or MS-DOS(TM); provided the Software for the new operating environment has a Version Upgrade price equal to or lower than the version to be substituted. When available, 32-bit versions of the Product shall be considered successor products of the 16-bit versions of this Product. The Product need not be upgraded within its original operating environment before it can be switched to another operating environment. Successor or upgrade products shall include the substitution of Software in one natural or spoken language(e.g., Word for Windows(TM) in French) for the same or similar software product which is available in a different language (e.g., Word for Windows(TM) in English), provided that the Software in the new language has a maintenance price equal to or lower than the language version to be substituted. Once upgraded, the Product in all its language versions shall be considered a single product, and may not be separated for use on more than one computer or by more than one user at any time.

All maintenance end at the end of your prime contact regardless of any remaining time.

        h. Export Restrictions. All Products and related user documentation are subject to the export control laws and regulations of the United States.
As used in this paragraph, the term "Controlled Material" means: (1) any Products or related documentation and technical data, and (ii) any software developed by Licensee using one or more Products. Nothing in the proceeding sentence shall be construed to grant Licensee any right to use any Product in any manner or for any purpose not expressly permitted in the applicable grant provision above. Licensee agrees that nether Licensee nor its customers intend to or will, directly or indirectly: (1) export or transmit any Controlled Material to any country to which such export or transmission is restricted by any applicable U.S. regulation or statute (currently including, but not limited to Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro, U.N. Protected Areas and areas of Republic of Bosnia and Heregovia under the control of Bosnian Serb forces), Iran, Iraq, Libya, North Korea, and Syria), without the prior written consent, if required, of the Bureau of Export Administration of the U.S. Department of Commerce, or such other governmental entity as may have jurisdiction over such export or transmission; or (ii) provide any Controlled Material in any manner to any end-user whom Licensee or its customer knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons.

2. Limited Warranty. Licensor warrants that the Software will perform substantially in accordance with the applicable user documentation published by Licensor for a period of 90 days from the date of receipt of the disk or other media carrier. any implied warranties on the Software are limited to 90 days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply.

3. Licensee Remedies. Licensor's entire liability and Licensee's exclusive remedy shall be, at Licensor's option, either (a) return of the price paid or
(b) repair or replacement of the Software that does not meet Licensor's Limited Warranty. The Limited Warranty is void if failure of the Software has resolved from accident, abuse or misapplication. Any replacement Software will be warranted for the remainder of the original warranty period or 30 days, whichever is longer.

4. No Other Warranties. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOFTWARE, THE RELATED PRODUCT MANUALS(S) AND WRITTEN MATERIALS, AND ANY ACCOMPANYING HARDWARE THE LIMITED WARRANTY GIVES LICENSEE SPECIFIC LEGAL RIGHTS. LICENSEE MAY HAVE OTHERS WHICH VARY FORM STATE/JURISDICTION TO STATE/JURISDICTION.

5. No Liability for Consequential Damages. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL LICENSOR OR ITS SUPPLIERS BE LIABLE FOR ANY OTHER DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY CASE, LICENSOR'S ENTIRE LIABILITY UNDER ANY PROVISION OF THIS LICENSE AGREEMENT SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY LICENSEE FOR THE SOFTWARE. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO LICENSEE.

6. Termination. The terms of this License Agreement shall survive termination of the Program Agreement to which it relates, and Licensee shall be entitled to continue to use the copies of Software for which Licensee has valid Licensee in accordance with the terms of this License Agreement.

                                   EXHIBIT B

                          NOTICE OF SOFTWARE PURCHASE
                       OF MICROSOFT(R) SOFTWARE PRODUCTS

This Notice of Software Purchase identifies the products provided to you as the end user under the Agreement identified below. This document is not a software license. Your invoice from the Government Integrator, Microsoft's License Agreement and this document is your proof of purchase for your Microsoft software product(s) and should be retained with your permanent records.

Date:
     ---------------------------------------------------------------------------
Products:
         -----------------------------------------------------------------------
Quantity:
         -----------------------------------------------------------------------

Prime Contract:
               -----------------------------------------------------------------
Prime Contract Number:
                      ----------------------------------------------------------
Microsoft Government Integrator Agreement Number:
                                                 -------------------------------
Government Integrator Name:
                           -----------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Phone:                                  Fax:
      -----------------------               ------------------------------------
End User Customer Name:
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Phone:                                  Fax:
      -----------------------               ------------------------------------

                                   EXHIBIT B

              NOTICE OF VERSION AND PRODUCT UPGRADES (MAINTENANCE)
                                    PURCHASE
                       FOR MICROSOFT(R) SOFTWARE PRODUCTS

This Notice of Version and Product Upgrades Purchase identifies the products provided to you as the end user under the Agreement identified below. This document is not a software license. Your invoice from the Government Integrator, Microsoft's License Agreement and this document is your proof of purchase for your Microsoft software product(s) and should be retained with your permanent records.

Date:
     ---------------------------------------------------------------------------
Products:
         -----------------------------------------------------------------------
Quantity:
         -----------------------------------------------------------------------

Prime Contract:
               -----------------------------------------------------------------
Prime Contract Number:
                      ----------------------------------------------------------
Microsoft Government Integrator Agreement Number:
                                                 -------------------------------
Government Integrator Name:
                           -----------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Phone:                                  Fax:
      -----------------------               ------------------------------------
End User Customer Name:
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Phone:                                  Fax:
      -----------------------               ------------------------------------

                                   Exhibit C

                               PRICING AND TERMS


[*]








[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

[*]











[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

PAYMENT:

[*]

DOCUMENTATION:

CyberSource shall used the following Microsoft Government Authorized Replicators to purchase media including diskette and documentation. CyberSource or the Government are not authorized to replicate the documentation. The following are the Microsoft Government Authorized Replicators for the specified products:

The following Microsoft Products are available only from the Authorized Replicators listed directly below the products:

     Office 97
     Word
     Excel
     PowerPoint
     Access
     Back Office - Win NT Server, SQL Server, SMS, SNA Server, Exchange Server Win NT 3.51 and 4.0 plus and any service packs that are released
     Win NT Server 3.51 and 4.0 and any service packs that are released Windows 95 Upgrade
     Windows 3.1
     Windows for Workgroups 3.11
     MS-DOS 6.22 Update


     Authorized Replicators for these products only:


     IPC SOFTWARE SERVICES                             CUSTOM PRINT COMPANY
     501 Colonial Drive                                1005 Commercial Drive
     St. Joseph, MI 49085                              Owensville, MO 65066
     Contact:  Paula Hunt                              Contact:  Ronal Cooper
     Tel: (616)983-7105                                Tel: 573-437-4161
     Fax: (616)983-5736                                Fax: 573-437-2785

     All other products not listed above are only available from:

     Microsoft Word-Wide Fulfillment
     Tel: 800-248-0655

All of the pricing issued to CyberSource, which is described as license pricing, is based on a requirement that product documentation be provided with each product license (unless evidence is furnished which shows that documentation is not required by the end user), and further, that the distribution of documentation shall not exceed a one-to-one ratio of software/license and documentation. Documentation must be distributed to the customer unless the customer explicitly asks for software without documentation. CyberSource shall ensure that documentation distribution never exceeds this one-to-one ratio, and further, that it is only provided to users who have purchased the software/license under any resulting agreement.


[*] Certain confidential material on this page has been omitted and filed separately with the Securities and Exchange Commission.

ADDITIONAL DOCUMENTATION:

Microsoft Press offers additional documentation including Getting Started guides, Step-by-Step manuals, Developer's Applications and mini field guides for the beginner to the advanced user. Some of these publications are also available electronically as well as in hard copy. For more information and pricing, please contact Microsoft Press at 800-677-7377.

MAINTENANCE:

Maintenance includes "version upgrades" and "successor or upgrade products" meaning any "major product upgrade" (e.g., version 1.0 to 2.0), "minor product upgrade" (e.g., version 2.0 to 2.1), and "maintenance upgrade" (e.g., version
2.01 to 2.01a) for such Products, which have been made generally available prior to expiration/termination of the Program Agreement. Windows 95 is considered a successor product to Windows 3.1 and Windows 3.11. Successor or upgrade products do not include any existing or future product which are not a direct successor to the Product such as extensions, add-on's and accessory products marketed separately from the Product. For example, Microsoft(R) Word for Windows(R) & Bookshelf(R) is not a direct successor to Microsoft(R) Word. Further, Windows NT is a successor to earlier versions of Windows NT, but Windows NT 3.5 is NOT a successor to Windows 3.1 or Windows 95. Competitive upgrades from non-Microsoft products, and pre-released or "beta" version software products are also not included. If an upgrade product is jointly packaged with one or more additional products, such upgrade will only be included if the product upgrade is not separately available in Licensee's area.

For Application Products, successor or upgrade products shall include any platform upgrade which is the substitution of the Software which runs on one operating environment (e.g., Apple(R) Macintosh(R)) for the same or similar software product which runs on a different operating environment (e.g., Microsoft(R) Windows(R) or MS-DOS(R)); provided the Software for the new operating environment has a Version Upgrade price equal to or lower than the version to be substituted. When available, 32-bit versions of the Product shall be considered successor products of the 16-bit versions of the Product. The Product need not be upgraded within its original operating environment before it can be switched to another operating environment. Successor or upgrade products shall include the substitution of Software in one natural or spoken language (e.g., Word for Windows(R) in French) for the same or similar software product which is available in a different language (e.g., Word for Windows(R) in English), provided that the Software in the new language has a maintenance price equal to or lower than the language version to be substituted. Once upgraded, the Product in all its language versions shall be considered a single product, and may not be separated for use on more than one computer or by more than one user at any time.

All maintenance end at the end of your prime contract regardless of any remaining time.

                         PRODUCT OFFERINGS DEFINITIONS


Category                 Product Upgrades                   Includes
-----------------------------------------------------------------------------------------------------
                         Windows 95 Upgrade                 Internet Explorer
                         Office NT Workstation                   Clients: Windows 95, Windows NT,
                         Plus! for Windows 95                    Windows 3.1, Macintosh, UNIX
-----------------------------------------------------------------------------------------------------
                         Office Professional                Word
                                                            Excel
                                                            PowerPoint
                                                            Access, FoxPro
                                                            Schedule+
                                                            Bookshelf
                                                            Outlook
                         Project
                         Front Page                         (included with NT Server)
                         Publisher
                         Visual Basic Enterprise Edition
-----------------------------------------------------------------------------------------------------
                         BackOffice                         NT Server with Internet Information Server,
                                                            Index Server, and Front Page
                                                            SQL Server
                                                            Exchange Enterprise (includes connectors)
                                                            Systems Management Server
                                                            SNA Server
                                                            Proxy Server

                         BackOffice Client Access License   NT Server Client Access
                                                            SQL Server Client Access
                                                            Exchange Client Access
                                                            Systems Management Server Client Access
                                                            SNA Server Client Access
-----------------------------------------------------------------------------------------------------


                         Internet Explorer                  (included with Windows 95)
                              NetMeeting
                              News and Mail Client

                         Internet Information Server        (included with NT Server)

                         Index Server                       (included with NT Server)

                         Proxy Server                       (included with BackOffice Server)

                         Personalization System
                         Content Replication System
                         Commerce Server
                         Usage Analyst Enterprise Edition
                         Site Analyst
                         Visual InterDev (promotional
                         offering)

Authoring and            FrontPage                          (Included with NT Server)
-----------------------------------------------------------------------------------------------------

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          ActiveX Control Pad
          Internet Assistants for MS Office
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